Exhibit 10.3.7
AMENDMENT NO. 4
TO THE
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
     This AMENDMENT NO. 4 TO THE AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT, dated as of July 20, 2007 (this “Amendment No. 4”), is entered into by and among IST Acquisitions, LLC a Delaware limited liability company (successor by conversion to IST Acquisitions, Inc., the “Parent”), Imaging and Sensing Technology Corporation, a New York corporation (the “Borrower”), IST Conax Nuclear, Inc., a New York corporation, Imaging and Sensing Technology International Corp., a New York corporation, IST Instruments, Inc., a New York corporation, Quadtek, Inc., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties to the Amended and Restated Agreement (as defined below) and are listed in Annex A thereto (or any amendment or supplement thereto) (each a “Purchaser” and collectively, the “Purchasers”), and American Capital Financial Services, Inc., a Delaware corporation (“ACFS”), as administrative and collateral agent for the Purchasers (in such capacity, the “Agent”). Capitalized teilns used and not defined elsewhere in this Amendment shall have the meanings ascribed to such terms in the Amended and Restated Agreement.
     WHEREAS, the parties hereto are party to the Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004, as amended by Amendment No. 1 on October 21, 2005, Amendment No. 2 on May 16, 2006, and Amendment No. 3 on September 13, 2006 (the “Amended and Restated Agreement”);
     WHEREAS, under Section 14.2 of the Amended and Restated Agreement, any amendment thereof requires a written instrument executed by each Loan Party and, to the extent such modification relates to the Notes, by the Agent on behalf of the Purchasers; and
     WHEREAS, the parties hereto agree and hereby do wish to amend the Amended and Restated Agreement by making the changes set forth herein in accordance with Section 14.2 of the Amended and Restated Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
     1. Amendments. The Amended and Restated Agreement is hereby amended as follows:
     (a) The following definitions set forth in Section 1.1 are hereby amended and restated in their entirety:
          ““Revolving Loan Commitment” shall mean the amount of $20,250,000.”

     (b) The following definitions are hereby added to Section 1.1:
““Second Additional Revolving Loan Amount” shall mean an amount equal to $10,000,000.”
““Second Additional Revolving Loan Closing Date” shall mean the date on which the Revolving Loan Commitment is increased to $20,250,000.”
““Second Additional Revolving Loan Commitment Fee” shall mean an amount equal to 2% of the Second Additional Revolving Loan Amount (i.e. an amount equal to $200,000).”
     (c) Section 4.1(i)(ix) is hereby added as set forth below:
“Second Additional Revolving Loan Commitment Fee. On the Second Additional Revolving Loan Closing Date, the Loan Parties shall pay the Second Additional Revolving Loan Commitment Fee to ACFS; and”
2. Effect on the Amended and Restated Agreement.
     (a) Except as specifically amended herein, the Amended and Restated Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (b) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Amended and Restated Purchase Agreement or any documents and instruments delivered pursuant to or in connection therewith.
3. Governing Law. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland.
4. Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment No. 4, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 4.
5. Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.
6. Counterparts. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, INC. By its sole member MIRION TECHNOLOGIES, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

IST CONAX NUCLEAR, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

IST INSTRUMENTS, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

QUADTEK, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	CEO

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE 1ST AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT]

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE 1ST AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT]